Exhibit 10.2

ALL COMMUNICATIONS SHOULD INCLUDE THE CONTRACT NUMBER SHOWN IN BLOCK 5 BELOW

NOTICE OF AWARD, STATEMENT, AND RELEASE DOCUMENT

1. PAGE 1 OF 5

2. FROM: *(Name and address of Sales Office)*

DLA Disposition Services
National Sales Office
74 North Washington
Battle Creek, MI 49037-3092

3. DATE OF AWARD
6/9/2015

4. INVITATION NO.
99-4001

5. CONTRACT NO.
15-5601-0001

6. TO: *(Name and address of Purchaser)*

Liquidity Services, Incorporated
1920 L Street, NW 6th Floor
Washington, DC 20036

7. BIDDER NO.
8050000994

8. (PAID STAMP)

(For Release of Property Only)

This is to inform you that your firm has been awarded a contract of sale for the following materials as a result of the above numbered Invitation to Bid.

9. PROPERTY MUST BE REMOVED BY *(Final date of removal)*

10. SURPLUS AND/OR EXCHANGE/SALE ITEMS

ITEM NO. a	DESCRIPTION b	QTY c	UNIT d	UNIT PRICE e	TOTAL PRICE f	QUANTITY RELEASED g
	See attachment to Notice of Award (pages 3-4)					

11. RELEASE

An agent of the purchaser obtaining release of the material must present purchaser authorization.

A. I HAVE RECEIVED THE ABOVE LISTED MATERIALS IN THE QUANTITY INDICATED AND HAVE ACCEPTED SAME IN COMPLIANCE WITH THE TERMS OF ABOVE NUMBERED CONTRACT.

TYPED OR PRINTED NAME AND SIGNATURE OF PURCHASER OR AUTHORIZED AGENT

B. RELEASED BY *(Signature)* Sheriese Underwood

C. DATE 6/8/2015

D. VOUCHER NO.

13. SALES CONTRACTING OFFICER *(Typed name & Signature)*
SHERIESE UNDERWOOD

12. STATEMENT OF ACCOUNT

Payment of amount due the U.S. Government must be made prior to removal of any material. Refer to the IFB for all methods of acceptable payment.

A. TOTAL CONTRACT PRICE	$	
B. LESS DEPOSIT	$	
C. BALANCE DUE	$	
D. REFUND DUE	$	
E. STORAGE CHARGES	$	
F. PAYMENT RECEIVED	$	
G. REFUND MADE	$	

DRMS FORM 1427, AUG 98 (EF) IMPORTANT NOTICE PAGE 2 *(Previous edition to be used until exhausted)*

DRMS FORM 1427, AUG 98 (EF) Page 2 of 2 DISPOSAL NOTIFICATION TO ALL PURCHASERS AND SUB-PURCHASERS The use, disposition, export and reexport of this property is subject to all applicable U.S laws and regulations, including the Arms Export Control Act (22 CFR 2751 et seq.). the Export Administration Act of 1979 (560 U.S.C. App. 2401 et seq.); International Traffic in Arms Regulations (22 CFR 120 et seq.); Export Administration Regulations (15 CFR 730 et seq.); Foreign Assets Control Regulations (31 CFR 500 et seq.); and the Espionage Act (37 U.S.C. 791 et seq.) which among other things, prohibits: a. The making of false statements and concealment of any material information regarding the use or disposition, export or reexport of the property, and b. Any use or disposition, export or reexport of the property which is not authorized in accordance with the provisions of this agreement. Before any export or reexport of this property is attempted, contact the Office of Defense Trade Controls, Department of State and the Bureau of Export Administration, Department of Commerce for export licensing REMARKS PART 2 - TIPS FOR PURCHASERS You have been awarded the items listed on the reverse side of this document. In order to minimize confusion or any chance of you having to pay storage charges or your contract being terminated for failure to pay for and remove property, you should do the following: 1. If there is an amount due indicated in Block 12 C, you should remit this immediately to the sales office indicated in Block 2. NO PROPERTY CAN BE REMOVED UNTIL PAID FOR. Unless otherwise indicated in the IFB, MAKE CHECKS PAYABLE TO: U.S. TREASURY. Receipts are not furnished. 2. (Read Block 9). This is your final free removal date. If you do not remove the property by this date you will be placed in Default and storage charges will be assessed. 3. Make arrangement for pickup of property and send release authorizations to both the carrier and the disposal officer where the material is located. THE GOVERNMENT WILL NOT ACT AS LIAISON IN ANY FASHION BETWEEN PURCHASER AND CARRIER. If desired, a list of carriers serving the area is available from the Sales Office indicated on the reverse side. 4. Furnish your agent or carrier complete info needed to remove the property. THE GOVERNMENT WILL ONLY MAKE INITIAL PLACEMENT WHERE IT IS PROVIDED THE GOVERNMENT LOADS. PLACING, HANDLING, PACKING, BRACING, BLOCKING ETC., ARE YOUR RESPONSIBILITY. 5. If the IFB provided that purchaser loads, then you must make all arrangements for loading including any equipment you may require to accomplish such loading. IN THESE INSTANCES, THE GOVERNMENT WILL PROVIDE NO ASSISTANCE. 6. Follow up with your carrier or agent frequently, especially if you are in default. Extensions or reinstatements of your contract cannot be made because of your agent or carrier 's failure to do something. 7. Upon receipt of property, inspect it immediately for misdescription. Misdescription claims filed after 30 days from date of removal will be denied as untimely filed. 8. If you have any questions regarding this award, contact the Sales Contracting Officer at once.

Contract Number 15-5601-0001 Page 3 / lol<bl Attachment to NOTICE OF AWARD, STATEMENT, AND RELEASE DOCUMENT This contract incorporates final IFB 99-4001, Supplemental Agreements 1-14 and technical proposal. All Terms and Conditions of contract 99-4001-0004 (excluding the changes listed below) awarded on June 9, 2005. Article 2A. SMALL BUSINESS SALES PLAN; is deleted. ARTICLE TWO. PERFORMANCE PERIOD; EARLY CANCELLATION OPTION; DRMS OPTION TO EXTEND, Section 1 shall be changed as stated below. The following paragraph is deleted. "Subject to the early cancellation option provisions of Section 2 of this Article 2, and the DRMS extension option provisions of Section 4 of this Article 2, the Government shall provide the Property for an eighty-four (84) month period (the "Performance Period") from the date of submission to Purchaser of the initial Pickup Notice." The following paragraph is inserted. "Performance period is an initial term of nine months. Additionally, three three-month options are available at the Government's offering. Contract performance begins on June 9, 2015. The options may be exercised with a minimum 90 days' written notice to the Purchaser." ARTICLE TWO. PERFORMANCE PERIOD; EARLY CANCELLATION OPTION; DRMS OPTION TO EXTEND, Section 2 Early Cancellation Option; the following subparagraphs are added and incorporated into this contract: (E) The Government may cease property referrals by location with not less than 90 days' written notice to the Purchaser. The first effective date of such property referral cessation by location will not be prior to February 8, 2016. A location is defined as a DLA Disposition Services field site or office and all of that sites/offices area of responsibility including customer locations (normally referred to as Receipt in Place [RIP]) or portions thereof as stated in such written notification. (F) The Government may cease property referrals by commodity with not less than 60 days' written notice to the Purchaser. The commodity referrals may be ceased in their entirety or by location/s as stated in the written notice. The first effective date of such property referral cessation by commodity will not be prior to October 8, 2015 for electronic property and February 8, 2016 for both MUT (including the SCLs MUT, CSI, M14 and MFS) and DCOS property. A commodity is defined as a described item or grouping of items such as electronic property (identified as D4R, DEMAN or DMF) or a grouping of items such as property that is currently shipped to a MUT Site (includes the SCLs MUT, CSL Ml4 and MFS) or demilitarization required property that is sold with Demil as a condition (DCOS). ARTICLE TWO. PERFORMANCE PERIOD; EARLY CANCELLATION OPTION; DRMS OPTION TO EXTEND, Sections 4 and 5 are deleted.

Contract Number 15-5601-0001 Page 4 ARTICLE THREE, Section 2, Subparagraph (C) Phase-In Period, is deleted. ARTICLE FIVE, Section 1, Subparagraph (D); The $20,000 Payment Deposit submitted under contract 99-4001-0004 is hereby transferred and incorporated into contract 15-5601-0001. ARTICLE FIVE, Section 2, Subparagraph (B) Amounts Payable to DRMS and to KGP: Timing of Payments; The following changes will become effective as of September 25, 2015. The following paragraph is deleted. "(B) Amounts Payable to DRMS and to KGP; Timing of Payments. Each Invoice shall identify (i) an amount (the "DRMS Invoiced Amount") equal to ninety-seven and seventy-five one-hundredths percent (97.75%) of the Total Invoiced Amount, and (ii) an amount (the "KGP Invoiced Amount") equal to two and twenty-five one-hundredths percent (2.25%) of the Total Invoiced Amount. Purchaser shall pay to DRMS and to KGP the full amounts of the DRMS Invoiced Amount and the KGP Invoiced Amount, respectively, on or before the date that is fifteen (15) Days after each Invoice is submitted to Purchaser." The following paragraph is inserted. "(B) Amounts Payable to DLA Disposition Services. Each invoice shall identify 100% of the invoiced amount. Purchaser shall pay to DLA Disposition Services the full amount of the invoice on or before the date that is fifteen (15) Days after each Invoice is submitted to Purchaser." ARTICLE FIFTEEN, Section 2 Financial Guarantee Bond; The Financial Guarantee Bond submitted under contract 99-4001-0004 is hereby transferred and incorporated into contract 15-5601-0001. ARTICLE SIXTEEN, Section 1 Monthly Distribution Statement; the following changes shall become effective with the August 2015 Monthly Distribution Statement and following. The following paragraph is deleted. "Within fifteen (15) Days after the last Day of each calendar month that is in whole or in part within the Performance Period and Wind-Up, Purchaser shall prepare and submit to DRMS, KGP and Contractor the "Monthly Distribution Statement" with respect to such month in the form specified at Attachment VI.16.1. Purchaser shall perform the following calculations in preparing the Monthly Distribution Statement. Except as otherwise provided herein, all amounts shall be determined as of the close of business on the last Day of the subject month." The following paragraph is inserted. "Within fifteen (15) Days after the last Day of each calendar month that is in whole or in part within the Performance Period and Wind-Up, Purchaser shall prepare and submit to DLA Disposition Services and Contractor the "Monthly Distribution Statement" with respect to such month in the form specified at Attachment VI.l6.1. Purchaser shall perform the following calculations in preparing the Monthly Distribution Statement. Except as otherwise provided herein, all amounts shall be determined as of the close of business on the last Day of the subject month."

Contract Number 15-5601-0001 Page 5 - SHERIESE UNDERWOOD Sales Contracting Officer Date